UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2014

DanDrit Biotech USA, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DanDrit Biotech A/S

Fruebjergvej 3 Box 62

2100 Copenhagen, Denmark

(Address of Principal Executive Offices)

+45 39179840

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information described in Item 3.02 below is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 31, 2014 (the “Closing”), DanDrit Biotech USA, Inc. (the “Company”) issued and sold, at a price of $5.00 per share, an aggregate of 400,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to a foreign investor (the “Purchaser”) pursuant to that certain Securities Purchase Agreement (the “SPA”). No commissions were paid by the Company in connection with sale of the Shares.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Shares were offered and sold in reliance upon exemptions from registration pursuant to Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  We made this determination based on the representations of the Purchaser which included, in pertinent part, that the Purchaser was not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from the Purchaser that (a) the Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment.

As of the date of this filing, there are 9,533,290 shares of Common Stock of the Company issued and outstanding.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Form of Securities Purchase Agreement*

* Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: December 31, 2014	By:	/s/ Eric Leire
Dr. Eric Leire, Chief Executive Officer and President